UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2023

SELECTA BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37798	26-1622110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

65 Grove Street, Watertown, MA 02472
(Address of principal executive offices)(Zip Code)

(617) 923-1400
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (Par Value $0.0001)	SELB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
On March 31, 2023, Selecta Biosciences, Inc. (the “Company”) entered into a Fourth Amendment to Loan and Security Agreement (the “Fourth Amendment”),which amended that certain Loan and Security Agreement, dated August 31, 2020, between the Company, Oxford Finance LLC, as collateral agent and as a lender, and Silicon Valley Bank, a division of First-Citizens Bank & Trust Company (successor by purchase to the Federal Deposit Insurance Corporation as Receiver for Silicon Valley Bridge Bank, N.A. (as successor to Silicon Valley Bank)) (“Silicon Valley Bank”) as a lender (as amended by that certain First Amendment to Loan and Security Agreement, dated September 7, 2021, that certain Second Amendment to Loan and Security Agreement, dated March 21, 2022, that certain Third Amendment to Loan and Security Agreement, dated September 20, 2022, and as further amended by the Fourth Amendment, the “Loan Agreement”).
The Fourth Amendment, among other things, relieves the Company of the requirement to maintain all Collateral Accounts (as such term is defined in the Loan Agreement) with Silicon Valley Bank, and instead requires the Company to hold an amount equal to the lesser of (i) 100% of the Company’s consolidated cash and (ii) 150% of the then-outstanding Obligations (as such term is defined in the Loan Agreement) in Collateral Accounts with Silicon Valley Bank that are subject to a Control Agreement (as such term is defined in the Loan Agreement) in favor of Silicon Valley Bank.
The foregoing description of the Fourth Amendment is a summary thereof, and is qualified in its entirety by reference to the full text of the Fourth Amendment, which is filed herewith as Exhibit 10.1, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Exhibit Description

10.1
Fourth Amendment to Loan and Security Agreement, dated March 31, 2023, between Selecta Biosciences, Inc., Oxford Finance LLC, as Collateral Agent and as a lender, and Silicon Valley Bank, a division of First-Citizens Bank & Trust Company (successor by purchase to the Federal Deposit Insurance Corporation as Receiver for Silicon Valley Bridge Bank, N.A. (as successor to Silicon Valley Bank)), as a lender.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECTA BIOSCIENCES, INC.

Date: April 4, 2023	By:	/s/ Carsten Brunn, Ph.D.
Carsten Brunn, Ph.D.
President and Chief Executive Officer